UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 28, 2008
(Date of Report (Date of Earliest Event Reported))
WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois	60611

(Address of principal executive Offices)	(Zip Code)
(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
     On July 28, 2008, Wm. Wrigley Jr. Company (the “Company”) issued a press release announcing the results of operations of the Company and financial condition for the second quarter ended June 30, 2008. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference.
     The attached press release contains a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). A reconciliation has been provided in the press release of GAAP earnings to non-GAAP earnings.
     The Company believes this non-GAAP financial measure provides its stockholders with additional information about its underlying results and trends as well as insight into managements’ view of operating results.
Item 8.01     Other Events.
     On July 28, 2008, the European Commission decided not to oppose the proposed merger between the Company and Mars, Incorporated (the “Proposed Transaction”). The European Commission has concluded that the Proposed Transaction would not significantly impede effective competition in the European Economic Area or any substantial part of it.
     On July 11, 2008, the Australian Competition and Consumer Commission notified the Company that it does not propose to intervene in the Proposed Transaction and, on July 2, 2008, the Commission of Competition in Canada issued the requested clearance for the Proposed Transaction. In addition, the required waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, expired on June 20, 2008.
Additional Information and Where to Find It
     In connection with the above-described transactions, the Company will file with the U.S. Securities and Exchange Commission a definitive proxy statement. The proxy statement will be sent to the Company’s stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the above-described transactions. Wrigley investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investors page on its corporate website at www.wrigley.com or by directing a request to Wm. Wrigley Jr. Company, 410 North Michigan Avenue, Chicago, Illinois 60611 — Attention: Investor Relations.
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the above-described transactions. Information about the Company and its directors and officers can be found in the Company’s Proxy Statements and Annual Reports on Form 10-K filed with the SEC, as well as on the Company’s Investors page on its corporate website at www.wrigley.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

Item 9.01     Financial Statements and Exhibits.
            (d)     Exhibits
                      99.1     Wm. Wrigley Jr. Company Press Release dated July 28, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY
By:	/s/ Howard Malovany
	Name:	Howard Malovany
	Title:	Senior Vice President, Secretary and General Counsel

Date: July 30, 2008

INDEX TO EXHIBITS
(99)     ADDITIONAL EXHIBITS
             99.1     Wm. Wrigley Jr. Company Press Release dated July 28, 2008.